Exhibit 99.1

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Contact: Media Inquiries Karen Cutler 215-238-4063 Cutler-Karen@aramark.com	Investor Inquiries Felise Kissell 215-409-7287 Kissell-Felise@aramark.com

Aramark Names Thomas Ondrof as Chief Financial Officer

Steve Bramlage Will Remain as Executive Advisor Through Transition

PHILADELPHIA, PA, January 6, 2020 — Aramark (NYSE:ARMK), a $16 billion global leader in food, facilities management and uniforms, announced today that Thomas Ondrof will join the Company as Executive Vice President, Chief Financial Officer, effective January 7, 2020, succeeding Steve Bramlage who will remain with the Company until April 3, 2020 in the role of Executive Advisor to assist in this transition.

Ondrof previously served as Chief Financial Officer with Performance Food Group (NYSE:PFGC), a $23 billion foodservice distributor. Prior to PFG, Ondrof spent 24 years at Compass Group North America, where he served in a variety of financial and business development leadership roles, including Chief Development Officer, Chief Strategy Officer and Chief Financial Officer.

“Tom is a proven financial leader who brings tremendous industry insight and acumen to Aramark that will be invaluable to the Company’s future success,” said John Zillmer, Chief Executive Officer, Aramark. “On behalf of the Board, I want to thank Steve Bramlage for his numerous contributions over the past 5 years, as well as his expertise and guidance during this transition period. We wish him all the best in his future endeavors.”

“I am incredibly excited to join Aramark at such a dynamic time in the Company’s history,” said Tom Ondrof. “I look forward to leading the finance organization and working closely with John and the leadership team to accelerate Aramark’s revenue growth and unlock shareholder value.”

About Tom Ondrof

As CFO of Performance Food Group, Ondrof created multiple working capital and post-IPO strategic financial initiatives. During his time at Compass, Ondrof led multi-billion dollar acquisitions, and guided a financial organization that helped propel the company to exceptional revenue and profit growth. Prior to his time at Compass, Ondrof worked in planning and development at ITT Rayonier (NYSE:RYN), a Fortune 500 timberland real estate investment trust. He began his career as an auditor with PricewaterhouseCoopers. Ondrof holds an MBA from University of Georgia and a bachelor’s degree in Accounting from Wake Forest University.

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About Aramark

Aramark (NYSE: ARMK) proudly serves the world’s leading educational institutions, Fortune 500 companies, world champion sports teams, prominent healthcare providers, iconic destinations and cultural attractions, and numerous municipalities in 19 countries around the world. Our 280,000 team members deliver innovative experiences and services in food, facilities management and uniforms to millions of people every day. We strive to create a better world by making a positive impact on people and the planet, including commitments to engage our employees; empower healthy consumers; build local communities; source ethically, inclusively and responsibly; operate efficiently and reduce waste. Aramark is recognized as a Best Place to Work by the Human Rights Campaign (LGBTQ), DiversityInc, Black Enterprise and the Disability Equality Index. Learn more at www.aramark.com or connect with us on Facebook and Twitter.

Forward Looking Statements

This press release includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect our current views as to future events and financial performance with respect to, without limitation, conditions in our industry, our operations, our economic performance and financial condition. These statements can be identified by the fact that they do not relate strictly to historical or current facts. They use words such as “outlook,” “aim,” “anticipate,” “are or remain or continue to be confident,” “have confidence,” “estimate,” “expect,” “will be,” “will continue,” “will likely result,” “project,” “intend,” “plan,” “believe,” “see,” “look to” and other words and terms of similar meaning or the negative versions of such words.

Forward-looking statements speak only as of the date made. All statements we make relating to our estimated and projected earnings, costs, expenditures, cash flows, growth rates, financial results and our estimated benefits and costs of our acquisitions are forward-looking statements. In addition, we, through our senior management, from time to time make forward-looking public statements concerning our expected future operations and performance and other developments.

These forward-looking statements are subject to risks and uncertainties that may change at any time, and, therefore, our actual results may differ materially from those that we expected. We derive many of our forward-looking statements from our operating budgets and forecasts, which are based upon many detailed assumptions. While we believe that our assumptions are reasonable, we caution that it is very difficult to predict the impact of known factors, and, of course, it is impossible for us to anticipate all factors that could affect our actual results. All subsequent written and oral forward-looking statements attributable to us, or persons acting on our behalf, are expressly qualified in their entirety by the cautionary statements. Some of the factors that we believe could affect our results include without limitation: our ability to successfully implement our management transition; unfavorable economic conditions; natural disasters, global calamities, sports strikes and other adverse incidents; the failure to retain current clients, renew existing client contracts and obtain new client contracts; a determination by clients to reduce their outsourcing or use of preferred vendors; competition in our industries; increased operating costs and obstacles to cost recovery due to the pricing and cancellation terms of our food and support services contracts; the inability to achieve cost savings through

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our cost reduction efforts; our expansion strategy; the failure to maintain food safety throughout our supply chain, food-borne illness concerns and claims of illness or injury; governmental regulations including those relating to food and beverages, the environment, wage and hour and government contracting; liability associated with noncompliance with applicable law or other governmental regulations; new interpretations of or changes in the enforcement of the government regulatory framework; currency risks and other risks associated with international operations, including Foreign Corrupt Practices Act, U.K. Bribery Act and other anti-corruption law compliance; continued or further unionization of our workforce; liability resulting from our participation in multiemployer defined benefit pension plans; risks associated with suppliers from whom our products are sourced; disruptions to our relationship with, or to the business of, our primary distributor; the inability to hire and retain sufficient qualified personnel or increases in labor costs; healthcare reform legislation; the contract intensive nature of our business, which may lead to client disputes; seasonality; disruptions in the availability of our computer systems or privacy breaches; failure to maintain effective internal controls; our leverage; the inability to generate sufficient cash to service all of our indebtedness; debt agreements that limit our flexibility in operating our business; our ability to attract new or maintain existing customer and supplier relationships at reasonable cost; our ability to retain key personnel and other factors set forth under the headings Item 1A “Risk Factors,” Item 3 “Legal Proceedings” and Item 7 “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and other sections of our Annual Report on Form 10-K, filed with the SEC on November 26, 2019 as such factors may be updated from time to time in our other periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov and which may be obtained by contacting Aramark’s investor relations department via its website www.aramark.com. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this press release and in our other filings with the SEC. As a result of these risks and uncertainties, readers are cautioned not to place undue reliance on any forward-looking statements included herein or that may be made elsewhere from time to time by, or on behalf of, us. We undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments, changes in our expectations, or otherwise, except as required by law.